Related Amortization Expense of Purchase Accounting Intangible Assets (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Aggregate amortization expense for the year ended December 31:
Amortization	$ 309	$ 140
Estimated amortization expense for the year ending December 31:
2013	309
2014	309
2015	309
2016	292
2017	240
Thereafter	893
Net Carrying Amount, Core deposits	$ 2,352	$ 2,402